FIRST AMENDMENT TO CREDIT AND SECURITY AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AND SECURITY AGREEMENT (this "Amendment") is entered into as of July 31, 2012, by and among WELLS FARGO BANK, NATIONAL ASSOCIATION ("Lender") and STARTEK, INC., a Delaware corporation and STARTEK USA, INC. , a Colorado corporation (each a "Borrower").

RECITALS

Each Borrower and Lender are parties to a Credit and Security Agreement dated as of February 28, 2012 (as amended from time to time, the "Credit Agreement"). Capitalized terms used in these recitals have the meanings given to them in the Credit Agreement unless otherwise specified.

Each Borrower has requested that certain amendments be made to the Credit Agreement, which Lender is willing to make pursuant to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, it is agreed as follows:

1. Defined Terms. Capitalized terms used in this Amendment which are defined in the Credit Agreement shall have the same meanings as defined therein, unless otherwise defined herein.

2. Section 8(a) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

"(a) Minimum Adjusted EBITDA. Achieve Adjusted EBITDA, measured on a month-end basis, of at least the required amount set forth in the following table for the applicable period set forth opposite thereto:

Applicable Amount	Applicable Period
($750,000)	For the 7-month period ending July 31, 2012
($250,000)	For the 8-month period ending August 31, 2012
($500,000)	For the 9-month period ending September 30, 2012
$1,000,000	For the 10-month period ending October 31, 2012

$2,500,000	For the 11-month period ending November 30, 2012
$3,500,000	For the 12-month period ending December 31, 2012

3. No Other Changes. Except as explicitly amended by this Amendment, all of the terms and conditions of the Credit Agreement shall remain in full force and effect and shall apply to any advance or letter of credit thereunder.

4. Amendment Fee. Each Borrower agrees, jointly and severally, to pay Lender as of the date hereof a fully earned, non-refundable fee in the amount of $15,000.00 in consideration of Lender's execution and delivery of this Amendment.

5. Conditions Precedent. This Amendment shall be effective when Lender shall have received an executed original hereof, together with each of the following, each in substance and form acceptable to Lender in its sole discretion:

(a) The Acknowledgment and Agreement of each of StarTek Canada Services, Ltd., StarTek Honduras, SA de CV, StarTek International Limited and StarTek Philippines, Inc. (each a "Subordinated Creditor") set forth at the end of this Amendment, duly executed by each Subordinated Creditor.

(b) Payment of the fee described in Paragraph 4.

(c) Such other matters as Lender may require.

6. Representations and Warranties. Each Borrower hereby represents and warrants to Lender as follows:

(a) Each Borrower has all requisite power and authority to execute this Amendment and any other agreements or instruments required hereunder and to perform all of its obligations hereunder and thereunder, and each of this Amendment and all such other agreements and instruments has been duly executed and delivered by each Borrower and constitutes the legally valid and binding agreement and obligation of such Person, enforceable against such Person in accordance with its respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors' rights generally.

(b) The execution, delivery and performance by each Borrower of this Amendment and any other agreements or instruments required hereunder have been duly authorized by all necessary action and do not and will not (i) violate any material provision of federal, state, or local law or regulation applicable to any Borrower, the Governing Documents of such Person, or any order, judgment, or decree of any court or other Governmental Authority binding on such Person, (ii) conflict with, result in a breach of, or constitute (with due notice or

lapse of time or both) a default under any Material Contract of any Borrower except to the extent that any such conflict, breach or default could not individually or in the aggregate reasonably be expected to cause a Material Adverse Change, (iii) result in or require the creation or imposition of any Lien of any nature whatsoever upon any assets of any Borrower, other than Permitted Liens, or (iv) require any approval of any Borrower's interest holders or any approval or consent of any Person under any Material Contract of any Borrower, other than consents or approvals that have been obtained and that are still in force and effect and except, in the case of Material Contracts, for consents or approvals, the failure to obtain could not individually or in the aggregate reasonably be expected to cause a Material Adverse Change.

(c) All of the representations and warranties contained in **Exhibit D** of the Credit Agreement are correct on and as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date.

7. References; Affirmation. All references in the Credit Agreement to "this Agreement" shall be deemed to refer to the Credit Agreement as amended hereby; and any and all references in the Loan Documents to the Credit Agreement shall be deemed to refer to the Credit Agreement as amended hereby. The existing Loan Documents, except as amended by this Amendment or, as applicable, as amended (or amended and restated) by a separate agreement or instrument in connection herewith, shall remain in full force and effect, and each of them is hereby ratified and confirmed by each Borrower and Lender. Each Borrower and Lender intend that this Amendment shall not in any manner (a) constitute the refinancing, refunding, payment or extinguishment of the Obligations evidenced by the existing Loan Documents; (b) be deemed to evidence a novation of the outstanding balance of the Obligations; or (c) affect, replace, impair, or extinguish the creation, attachment, perfection or priority of the Liens on the Collateral granted pursuant to the Credit Agreement or any of the other Loan Documents evidencing, governing or creating a Lien on the Collateral. Each Borrower hereby ratifies and reaffirms any and all grants of the Liens to Lender on the Collateral as security for the Obligations, and acknowledges and confirms that the grants of the Liens to Lender on the Collateral: (i) represent continuing Liens on all of the Collateral, (ii) secure all of the Obligations, and (iii) represent valid first Liens on all of the Collateral, subject only to the Permitted Liens. The Credit Agreement, as amended by this Amendment, will be construed as one agreement.

8. No Waiver. The execution of this Amendment and the acceptance of all other agreements and instruments related hereto shall not be deemed to be a waiver of any Default or Event of Default under the Credit Agreement or a waiver of any breach, default or event of default under any Loan Document or other document held by Lender, whether or not known to Lender and whether or not existing on the date of this Amendment.

9. Release. Each Borrower, and each Subordinated Creditor by signing the Acknowledgment and Agreement of Subordinated Creditors set forth below, hereby absolutely and unconditionally releases and forever discharges Lender, and any and all participants, parent entities, subsidiary entities, affiliated entities, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents, attorneys and employees of any of the foregoing, from any and all claims, demands or causes of action of any

kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which any Borrower or Subordinated Creditor has had, now has or has made claim to have against any such Person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Amendment, whether such claims, demands and causes of action are matured or unmatured or known or unknown.

10. Costs and Expenses. Each Borrower hereby reaffirms its joint and several agreement under the Credit Agreement to pay or reimburse Lender on demand for all Lender Expenses and all other costs and expenses incurred by Lender in connection with the Loan Documents, including without limitation all reasonable fees and disbursements of legal counsel. Without limiting the generality of the foregoing, each Borrower specifically agrees to pay all fees and disbursements of counsel to Lender for the services performed by such counsel in connection with the preparation of this Amendment and the documents and instruments incidental hereto. Each Borrower hereby agrees that Lender may, at any time or from time to time in its sole discretion and without further authorization by any Borrower, make a loan under the Credit Agreement, or apply the proceeds of any loan, for the purpose of paying any such fees, disbursements, costs and expenses and the fee required under Paragraph 4 of this Amendment.

11. Miscellaneous. This Amendment and the Acknowledgment and Agreement of Subordinated Creditors may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same agreement. Delivery of an executed counterpart of this Amendment by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

12. Joint and Several Liability. Each Borrower agrees that it is jointly and severally liable for, and absolutely and unconditionally guarantees to Lender the prompt performance of, all Obligations under this Amendment.

[Signatures on the next page]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

WELLS FARGO BANK, NATIONAL ASSOCIATION

By: ______________________________

Name: Pamela R. Cates

Title: Senior Vice President

STARTEK, INC.

By: ______________________________

Name: Lisa Bullington-Weaver

Title: Senior Vice President and Chief Financial Officer

STARTEK USA, INC.

By: ______________________________

Name: Lisa Bullington-Weaver

Title: Senior Vice President and Chief Financial Officer

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

WELLS FARGO BANK, NATIONAL ASSOCIATION

By: ____________________________

Name: Pamela R. Cates

Title: Senior Vice President

STARTEK, INC.

By: [signature]

Name: Lisa Bullington-Weaver

Title: Senior Vice President and Chief Financial Officer

STARTEK USA, INC.

By: [signature]

Name: Lisa Bullington-Weaver

Title: Senior Vice President and Chief Financial Officer

ACKNOWLEDGMENT AND AGREEMENT OF SUBORDINATED CREDITORS

The undersigned, each a subordinated creditor of StarTek, Inc. and StarTek USA, Inc. (each a "Borrower") to Wells Fargo Bank, National Association ("Lender"), pursuant to an Intercompany Subordination Agreement dated as of February 28, 2012 (the "Intercompany Subordination Agreement"), hereby (i) acknowledges receipt of the foregoing Amendment; (ii) consents to the terms (including without limitation the release set forth in Paragraph 9 of the Amendment) and execution thereof; (iii) reaffirms all obligations to Lender pursuant to the terms of the Intercompany Subordination Agreement; and (iv) acknowledges that Lender may amend, restate, extend, renew or otherwise modify the Loan Documents (other than the Intercompany Subordination Agreement) and any indebtedness or agreement of any Borrower, or enter into any agreement or extend additional or other credit accommodations, without notifying or obtaining the consent of the undersigned and without impairing the obligations of the undersigned under the Intercompany Subordination Agreement.

STARTEK CANADA SERVICES, LTD.

By: [signature]

Name: Lisa Bullington-Weaver

Title: Senior Vice President and Chief Financial Officer

STARTEK INTERNATIONAL LIMITED

By: [signature]

Name: Lisa Bullington-Weaver

Title: Senior Vice President and Chief Financial Officer

STARTEK HONDURAS, SA de CV

By: [signature]

Name: Lisa Bullington-Weaver

Title: CFO

STARTEK PHILLIPINES, INC.

By: [signature]

Name: Lisa Bullington-Weaver

Title: CFO